UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-06669

Name of Fund:  Merrill Lynch Fundamental Growth Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
         Officer, Merrill Lynch Fundamental Growth Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/05

Date of reporting period: 09/01/04 - 08/31/05

Item 1 -  Report to Stockholders


Merrill Lynch
Fundamental Growth
Fund, Inc.


Annual Report
August 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Fundamental Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



A Letter From the President


Dear Shareholder

Amid what we've coined a "muddle through" year for the financial markets, the major market benchmarks managed to post positive results for the current reporting period:

Total Returns as of August 31, 2005                                    6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +2.33%        +12.56%
Small-cap U.S. equities (Russell 2000 Index)                            +5.75%        +23.10%
International equities (MSCI Europe Australasia Far East Index)         +1.98%        +23.58%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.85%        + 4.15%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +2.85%        + 5.31%
High yield bonds (Credit Suisse First Boston High Yield Index)          +1.35%        + 8.98%


Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate-hiking program, bringing the federal funds rate to 3.5% by August 31 (and to 3.75% on September 20). Economists and investors have struggled to project the Fed's future moves, vacillating from expectations for an impending end to monetary tightening to fears that the central bank may increase interest rates more than is necessary to moderate economic growth and keep inflation in check. Most recently, the devastation of Hurricane Katrina added a new element of ambiguity in terms of its impact on the economy and Fed sentiment. Many now believe the Fed will suspend its interest rate-hiking campaign at some point this year.

Equity market returns over the past several months have reflected a degree of investor uncertainty. After a strong finish to 2004, the S&P 500 Index posted gains in four of the first eight months of 2005. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Factors that pose the greatest risks to stocks include record-high oil prices, continued interest rate hikes and the possibility for disappointing earnings for the remainder of the year.

Fixed income markets have fared relatively well in the face of monetary tightening. As the short end of the yield curve moved in concert with Fed interest rate hikes, long-term bond yields remained low, perpetuating the yield curve flattening trend. Because bond prices move in the opposite direction of yields, the result has been that longer-term bonds have outperformed short-term bonds. At period end, the spread between two-year and 10-year Treasury yields was just 18 basis points (.18%).

Financial markets are likely to face continued crosscurrents for the remainder of 2005, particularly as the economy digests the impact of Hurricane Katrina. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005



We are pleased to present to you the management team of

           Merrill Lynch Fundamental Growth Fund, Inc.


Larry Fuller, who joined Merrill Lynch Investment Managers in 1992, is the Senior Portfolio Manager of Merrill Lynch Fundamental Growth Fund. He received a bachelor's degree from Bates College and an MBA from Columbia University. He is a member of the New York Society of Security Analysts and the American Finance Association. Mr. Fuller's team includes Associate Portfolio Manager Tom Burke and Analysts Karen Uzzolino and Mike Oberdorf. Mr. Burke received a bachelor's degree from Pace University and is a CFA (R) charterholder. He is also a member of the New York Society of Security Analysts and the Association for Investment Management and Research. Ms. Uzzolino graduated from the Stuart School of Business Administration. Mr. Oberdorf holds a bachelor's degree from Georgetown University and is a CFA charterholder.


Larry Fuller
Senior Portfolio Manager


Table of Contents

A Letter From the President                                               2
A Discussion With Your Fund's Portfolio Manager                           4
Performance Data                                                          6
Disclosure of Expenses                                                    9
Portfolio Information                                                    10
Schedule of Investments                                                  11
Financial Statements                                                     13
Financial Highlights                                                     16
Notes to Financial Statements                                            19
Report of Independent Registered Public Accounting Firm                  24
Officers and Directors                                                   25


CFA (R) and Chartered Financial Analyst (R) are trademarks owned by the Association for Investment Management and Research.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005



A Discussion With Your Fund's Portfolio Manager


The Fund meaningfully outperformed both its benchmarks and its Lipper category average for the fiscal year, benefiting from favorable sector weightings and good stock selection.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2005, Merrill Lynch Fundamental Growth Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +16.42%, +15.57%, +15.55%, +16.72% and +16.25%, respectively.
(Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) The Fund outperformed the +12.56% return of the unmanaged Standard & Poor's 500 (S&P 500) Index and the +10.29% return of the S&P 500 Barra Growth Index for the same period. Fund returns also exceeded the +13.73% average return of the Lipper Large Cap Growth Funds category, which represents the performance of actively managed large cap growth funds.

The equity, bond and commodity markets followed a roller coaster path during the 12 months ended August 31, 2005. The large cap value style of investing continued to outpace the large cap growth style, with greater outperformance in the second half of the fiscal year than in the first half. Small cap and mid cap benchmarks also provided significantly better investment returns than their large cap counterparts.

Several factors contributed to the Fund's above-average returns for the year, but most significant was favorable stock selection and an overweight exposure to the health care sector. The top performers in health care were Alcon Inc., Gilead Sciences, Inc., WellPoint Inc., Celgene Corp., Humana, Inc., Amgen, Inc. and Caremark Rx, Inc. Our avoidance of major pharmaceutical companies, such as Pfizer Inc., Merck & Co. Inc. and Eli Lilly & Co., also proved beneficial to relative results.

Another positive was our overweight exposure to the energy sector, where we focused on energy services and equipment companies, which provide for exploration and development operations around the world. Positions that contributed most to performance were Transocean, Inc., Schlumberger Ltd., Halliburton Co., Baker Hughes, Inc., National Oilwell Varco, Inc., Grant Prideco, Inc. Devon Energy Corp. and Apache Corp.

Also additive to performance was stock selection and overweight positions in consumer discretionary and industrials. In these sectors, the Fund enjoyed positive results from Coach, Inc., Marriott International, Inc., eBay Inc., Starwood Hotels & Resorts Worldwide, Inc., Best Buy Co. Inc., KB Home, PACCAR, Inc., Monster Worldwide Inc., Rockwell Automation, Inc., Boeing Co., Wolseley Plc (U.K.), Lockheed Martin Corp. and ITT Industries, Inc. Finally, our underweight position in information technology (IT) also aided relative results.

Detracting most from relative performance for the year was the absence of a position in the strong performing Exxon Mobil Corp., which became part of the S&P 500 Barra Growth Index in December 2004. We added Exxon Mobil to the portfolio during the last week of the fiscal year as we grew more confident in the company's prospects. Also hindering relative performance was our position in Doral Financial Corp., which we sold in the second half of the fiscal year. Doral's management had engaged in financial futures hedging transactions, the details of which were not disclosed to shareholders. In retrospect, it appeared the potential losses on these transactions were not understood by the company's senior management. Other investments in financials also detracted from performance for the year.


What changes were made to the portfolio during the period?

In the first half of the fiscal year, as outlined in the semi-annual report to shareholders dated February 28, 2005, we reduced the Fund's exposure to the consumer discretionary, energy, industrials and IT sectors. At the same time, we increased our weightings in the financials, health care and materials sectors.

During the second half of the period, we added to the Fund's already overweight position in health care and increased our underweighting in IT. Within IT, we liquidated our position in Intel Corp. given concerns about a possible secular decline in the company's profitability as communication products become a higher percentage of overall semiconductor revenues. We also are concerned about a slowdown of revenue growth in Asian markets as market penetration becomes more mature. We trimmed our exposure to Microsoft Corp. and liquidated our position in Paychex, Inc., one of the leading business payroll and employee benefit information processors. Paychex's valuation was relatively high and, we believe, a slowdown in U.S. employment growth as the Federal Reserve Board (the Fed) continues to tighten monetary policy creates the potential for a disappointing earnings report. We also liquidated our position in Accenture Ltd. - Class A, based on concerns about increasing competition in the IT consulting arena from major firms based in India that offer much lower costs for skilled technology engineers.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005



In the health care sector, we initiated a position in Johnson & Johnson after the company announced an agreement to acquire Guidant Corp. Despite quality problems with some of Guidant's products, we have confidence in Johnson & Johnson's ability to deal with the problems and increase the earnings growth potential of the combined companies with a higher valuation ratio. We liquidated, at a significant capital gain, a meaningful position in Gilead Sciences, based on its relatively high valuation. The proceeds were reinvested in Amgen, where enhanced revenue growth from new products over the next three years appears attractive. We also sold, at gains, Zimmer Holdings, Inc. on concerns about the potential for significant downward pricing pressure on implant products from hospitals and governmental reimbursement agencies, and Celgene Corp., a leading biopharmaceutical company, based on its relatively high valuation. Conversely, we added to our positions in the HMO subsector of health care with the purchase of Humana, Inc. and Sierra Health Services. In addition to Amgen, we added Genzyme Corp. and MGI Pharma, Inc. in biotechnology.

In other sectors, we meaningfully reduced the Fund's overweight in financials during the second half of the fiscal year after having increased our exposure in January 2005. In addition to the previously mentioned Doral Financial, we liquidated our position in consumer credit card company MBNA Corp. at a capital loss as the company's business fundamentals appeared to be turning negative while prospects for most competitors turned upward. We also liquidated our position in Washington Mutual Inc., one of the largest financial services companies, on concerns about the possible increase in delinquent residential mortgage loans as the Fed continues to increase interest rates.

We reduced exposure to the consumer discretionary sector with the liquidation of Carnival Corp. at a capital gain. Our holding in Avon Products, Inc. was sold at a capital loss after management announced a surprising deterioration in the company's revenue growth rate. The Fund realized profits on the partial sale of successful investments in Marriott International - Class A and Coach, Inc., and the total liquidation of KB Home.


How would you characterize the Fund's position at the close of the period?

We believe the Fed may decide to halt its monetary tightening policy before year-end 2005 given the slowdown in consumer spending on autos, housing and related electronic goods and appliances. On the fiscal front, the U.S. Congress may pass some consumer tax cuts, while easing monetary policy and tax cuts in other nations could restimulate global economic growth.

Against this backdrop, the Fund ended the period overweight in energy and materials. Energy prices rose substantially during the second half of the fiscal year while global economic growth rates began to slow, possibly reflecting a gradually growing shortage of energy products. Consequently, we increased the Fund's exposure to energy at the end of August by purchasing Exxon Mobil and Sunoco, Inc. In light of the prospect for economic reacceleration, energy prices could remain at the recent elevated levels, a positive for the profits of companies in the industry.

The Fund's overweight in the materials sector reflects investments in the major U.S. chemical and industrial gas companies, which also are well positioned for a recovery in global economic activity. In addition, these companies should benefit from their investments in new ventures in China, where the government continues to build its investments in the industrial and technology manufacturing sectors. In industrials, the Fund's investments in General Electric Co., Boeing Co., Caterpillar, Inc. and 3M Co. are based on the expectation that these companies could enjoy growth in sales and profitability as the Chinese government continues to invest in public infrastructure and manufacturing capabilities.

Finally, the Fund is overweight in health care, where we see attractive opportunities in the HMO, selected medical device and biotechnology specialties. HMOs have the potential to be very profitable over the next few years as they help federal and state governments to more effectively deliver healthcare services to the public. In the medical device specialty, corporations have developed mechanical and electro-mechanical devices for treating life-threatening or disabling conditions, while in biotechnology, new technologies and scientific discoveries are aimed at curing some of the most devastating diseases. Demand for such innovations is growing as populations age. As such, the health care sector is likely to remain an investment focus.


Lawrence R. Fuller
Vice President and Portfolio Manager


September 14, 2005



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                             6-Month            12-Month         10-Year
As of August 31, 2005                                      Total Return       Total Return     Total Return
ML Fundamental Growth Fund, Inc. Class A Shares*              +4.15%             +16.42%         +135.29%
ML Fundamental Growth Fund, Inc. Class B Shares*              +3.77              +15.57          +120.93
ML Fundamental Growth Fund, Inc. Class C Shares*              +3.74              +15.55          +117.46
ML Fundamental Growth Fund, Inc. Class I Shares*              +4.29              +16.72          +141.46
ML Fundamental Growth Fund, Inc. Class R Shares*              +4.08              +16.25          +131.29
S&P 500 (R) Index**                                           +2.33              +12.56          +155.92
S&P 500/Barra Growth Index***                                 +1.51              +10.29          +140.30

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

 ** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S.
    markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

*** This unmanaged Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500
    Index that have higher price-to-book ratios.

    S&P 500 is a registered trademark of the McGraw-Hill Companies.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class A & Class B Shares

A line graph illustrating the growth of a $10,000 investment in ML Fundamental Growth Fund, Inc.++ Class A and Class B Shares* compared to a similar investment in S&P 500 Index++++ and S&P 500/Barra Growth Index++++++. Values illustrated are as follows:


ML Fundamental Growth Fund, Inc.++
Class A Shares*

Date                                      Value

August 1995                             $ 9,475.00
August 1996                             $11,247.00
August 1997                             $15,623.00
August 1998                             $16,572.00
August 1999                             $23,312.00
August 2000                             $34,191.00
August 2001                             $21,580.00
August 2002                             $17,071.00
August 2003                             $18,649.00
August 2004                             $19,150.00
August 2005                             $22,294.00


ML Fundamental Growth Fund, Inc.++
Class B Shares*

Date                                      Value

August 1995                             $10,000.00
August 1996                             $11,768.00
August 1997                             $16,233.00
August 1998                             $17,079.00
August 1999                             $23,840.00
August 2000                             $34,698.00
August 2001                             $21,733.00
August 2002                             $17,049.00
August 2003                             $18,481.00
August 2004                             $18,978.00
August 2005                             $22,093.00


S&P 500 Index++++

Date                                      Value

August 1995                             $10,000.00
August 1996                             $11,873.00
August 1997                             $16,699.00
August 1998                             $18,051.00
August 1999                             $25,239.00
August 2000                             $29,358.00
August 2001                             $22,198.00
August 2002                             $18,204.00
August 2003                             $20,400.00
August 2004                             $22,737.00
August 2005                             $25,592.00


S&P 500/Barra Growth Index++++++

Date                                      Value

August 1995                             $10,000.00
August 1996                             $11,978.00
August 1997                             $17,243.00
August 1998                             $20,071.00
August 1999                             $29,055.00
August 2000                             $35,462.00
August 2001                             $22,055.00
August 2002                             $18,507.00
August 2003                             $20,375.00
August 2004                             $21,789.00
August 2005                             $24,030.00


     * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

    ++ ML Fundamental Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.

  ++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

++++++ This unmanaged Index is a capitalization-weighted index of all stocks in the S&P 500 Index that have higher price-to-book ratios.

       Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 8/31/05                  +16.42%          +10.30%
Five Years Ended 8/31/05                - 8.20           - 9.18
Ten Years Ended 8/31/05                 + 8.93           + 8.35

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



                                    Return Without     Return With
                                         CDSC             CDSC**
Class B Shares*

One Year Ended 8/31/05                  +15.57%          +11.57%
Five Years Ended 8/31/05                - 8.91           - 9.25
Ten Years Ended 8/31/05                 + 8.25           + 8.25

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class C, Class I & Class R Shares

A line graph illustrating the growth of a $10,000 investment in ML Fundamental Growth Fund, Inc.++ Class C, Class I and Class R Shares* compared to a similar investment in S&P 500 Index++++ and S&P 500/Barra Growth Index++++++. Values illustrated are as follows:


ML Fundamental Growth Fund, Inc.++
Class C Shares*

Date                                      Value

August 1995                             $10,000.00
August 1996                             $11,768.00
August 1997                             $16,227.00
August 1998                             $17,069.00
August 1999                             $23,838.00
August 2000                             $34,691.00
August 2001                             $21,733.00
August 2002                             $17,051.00
August 2003                             $18,474.00
August 2004                             $18,820.00
August 2005                             $21,746.00


ML Fundamental Growth Fund, Inc.++
Class I Shares*

Date                                      Value

August 1995                             $ 9,475.00
August 1996                             $11,277.00
August 1997                             $15,702.00
August 1998                             $16,703.00
August 1999                             $23,564.00
August 2000                             $34,640.00
August 2001                             $21,924.00
August 2002                             $17,378.00
August 2003                             $19,036.00
August 2004                             $19,601.00
August 2005                             $22,878.00


ML Fundamental Growth Fund, Inc.++
Class R Shares*

Date                                      Value

August 1995                             $10,000.00
August 1996                             $11,843.00
August 1997                             $16,408.00
August 1998                             $17,367.00
August 1999                             $24,379.00
August 2000                             $35,661.00
August 2001                             $22,456.00
August 2002                             $17,711.00
August 2003                             $19,437.00
August 2004                             $19,896.00
August 2005                             $23,129.00


S&P 500 Index++++

Date                                      Value

August 1995                             $10,000.00
August 1996                             $11,873.00
August 1997                             $16,699.00
August 1998                             $18,051.00
August 1999                             $25,239.00
August 2000                             $29,358.00
August 2001                             $22,198.00
August 2002                             $18,204.00
August 2003                             $20,400.00
August 2004                             $22,737.00
August 2005                             $25,592.00


S&P 500/Barra Growth Index++++++

Date                                      Value

August 1995                             $10,000.00
August 1996                             $11,978.00
August 1997                             $17,243.00
August 1998                             $20,071.00
August 1999                             $29,055.00
August 2000                             $35,462.00
August 2001                             $22,055.00
August 2002                             $18,507.00
August 2003                             $20,375.00
August 2004                             $21,789.00
August 2005                             $24,030.00


     * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

    ++ ML Fundamental Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.

  ++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

++++++ This unmanaged Index is a capitalization-weighted index of all stocks in the S&P 500 Index that have higher price-to-book ratios.

       Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                         CDSC             CDSC**
Class C Shares*

One Year Ended 8/31/05                  +15.55%          +14.55%
Five Years Ended 8/31/05                - 8.92           - 8.92
Ten Years Ended 8/31/05                 + 8.08           + 8.08

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 8/31/05                  +16.72%          +10.59%
Five Years Ended 8/31/05                - 7.96           - 8.95
Ten Years Ended 8/31/05                 + 9.22           + 8.63

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.


Class R Shares                                            Return

One Year Ended 8/31/05                                   +16.25%
Five Years Ended 8/31/05                                 - 8.30
Ten Years Ended 8/31/05                                  + 8.75



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on March 1, 2005 and held through August 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value      March 1, 2005
                                                               March 1,          August 31,       to August 31,
                                                                 2005               2005               2005
Actual

Class A                                                         $1,000           $1,041.50            $ 5.97
Class B                                                         $1,000           $1,037.70            $ 9.96
Class C                                                         $1,000           $1,037.40            $10.01
Class I                                                         $1,000           $1,042.90            $ 4.69
Class R                                                         $1,000           $1,040.80            $ 7.25

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000           $1,019.35            $5.90
Class B                                                         $1,000           $1,015.42            $9.86
Class C                                                         $1,000           $1,015.37            $9.91
Class I                                                         $1,000           $1,020.61            $4.63
Class R                                                         $1,000           $1,018.09            $7.17

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.16% for Class A, 1.94% for Class B, 1.95% for Class C, .91% for Class I and 1.41% for Class R),
   multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005



Portfolio Information


As of August 31, 2005


                                               Percent of
Ten Largest Holdings                           Net Assets

General Electric Co.                               6.4%
Microsoft Corp.                                    4.9
Alcon, Inc.                                        4.9
Exxon Mobil Corp.                                  4.8
3M Co.                                             4.2
Johnson & Johnson                                  3.4
Procter & Gamble Co.                               2.6
WellPoint, Inc.                                    2.6
Amgen, Inc.                                        2.4
The Dow Chemical Co.                               2.3


                                               Percent of
                                                 Total
Sector Representation                         Investments

Health Care                                       21.9%
Producer Durables                                 15.5
Energy                                            14.2
Information Technology                            10.8
Consumer Discretionary                             9.2
Materials & Processing                             6.6
Consumer Staples                                   5.3
Financial Services                                 4.2
Other*                                            12.3

* Includes portfolio holdings in short-term investments.


                                               Percent of
Five Largest Industries                        Net Assets

Industrial Conglomerates                          10.6%
Energy Equipment & Services                        9.8
Health Care Equipment & Supplies                   8.8
Health Care Providers & Services                   7.6
Chemicals                                          7.3

 For Fund compliance purposes, sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005


Schedule of Investments
                                                               Shares
Industry        Common Stocks                                    Held            Value
Aerospace & Defense--2.9%

                Boeing Co.                                  1,196,600      $    80,196,132
                Lockheed Martin Corp. (e)                   1,106,100           68,843,664
                                                                           ---------------
                                                                               149,039,796


Beverages--1.0%

                PepsiCo, Inc.                                 958,800           52,590,180


Biotechnology--4.0%

                Amgen, Inc. (a)(e)                          1,544,300          123,389,570
                Genzyme Corp. (a)                           1,196,900           85,183,373
                                                                           ---------------
                                                                               208,572,943


Capital Markets--1.2%

                Franklin Resources, Inc. (e)                  791,800           63,692,392


Chemicals--7.3%

                Air Products & Chemicals, Inc.              1,350,700           74,828,780
                The Dow Chemical Co.                        2,723,000          117,633,600
                E.I. du Pont de Nemours & Co.               1,606,600           63,573,162
                Nalco Holding Co. (a)(e)                    1,780,700           32,586,810
                Praxair, Inc. (e)                           1,798,000           86,843,400
                                                                           ---------------
                                                                               375,465,752


Commercial Banks--2.4%

                Bank of America Corp.                       1,548,400           66,627,652
                U.S. Bancorp                                1,892,200           55,290,084
                                                                           ---------------
                                                                               121,917,736


Communications Equipment--2.6%

                Corning, Inc. (a)                           3,190,400           63,680,384
                Telefonaktiebolaget LM Ericsson (b)(e)      1,970,300           68,763,470
                                                                           ---------------
                                                                               132,443,854


Diversified Financial Services--1.1%

                Citigroup, Inc.                             1,260,100           55,154,577


Energy Equipment & Services--9.8%

                Baker Hughes, Inc. (e)                      1,367,300           80,328,875
                Grant Prideco, Inc. (a)                       749,800           27,637,628
                Halliburton Co. (e)                         1,834,600          113,690,162
                National Oilwell Varco, Inc. (a)(e)         1,091,800           70,104,478
                Schlumberger Ltd. (e)                       1,252,700          108,020,321
                Transocean, Inc. (a)(e)                     1,782,800          105,256,512
                                                                           ---------------
                                                                               505,037,976


Food Products--2.3%

                McCormick & Co., Inc.                       1,823,800           61,845,058
                Wm. Wrigley Jr. Co. (e)                       817,400           58,076,270
                                                                           ---------------
                                                                               119,921,328


Health Care Equipment & Supplies--8.8%

                Alcon, Inc. (e)                             2,128,500          251,269,425
                Medtronic, Inc.                             1,892,200          107,855,400
                Varian Medical Systems, Inc. (a)(e)         1,697,900           67,610,378
                Waters Corp. (a)                              633,600           28,809,792
                                                                           ---------------
                                                                               455,544,995


                                                               Shares
Industry        Common Stocks                                    Held            Value
Health Care Providers & Services--7.6%

                Caremark Rx, Inc. (a)                       1,280,700      $    59,847,111
                Covance, Inc. (a)                             248,400           12,991,320
                Humana, Inc. (a)                            1,236,500           59,549,840
                Sierra Health Services (a)                    373,200           25,116,360
                UnitedHealth Group, Inc.                    2,005,300          103,272,950
                WellPoint, Inc. (a)                         1,781,700          132,291,225
                                                                           ---------------
                                                                               393,068,806


Hotels, Restaurants & Leisure--5.3%

                Starbucks Corp. (a)(e)                      1,445,700           70,897,128
                Starwood Hotels & Resorts
                   Worldwide, Inc.                          1,506,300           87,817,290
                Station Casinos, Inc.                         215,400           14,393,028
                Wynn Resorts Ltd. (a)(e)                      967,500           46,169,100
                Yum! Brands, Inc.                           1,138,700           53,951,606
                                                                           ---------------
                                                                               273,228,152


Household Products--2.6%

                Procter & Gamble Co. (e)                    2,401,800          133,251,864


IT Services--1.6%

                First Data Corp.                            1,473,600           61,228,080
                Hewitt Associates, Inc. Class A (a)(e)        777,600           22,550,400
                                                                           ---------------
                                                                                83,778,480


Industrial Conglomerates--10.6%

                3M Co.                                      3,071,500          218,537,225
                General Electric Co.                        9,792,100          329,112,481
                                                                           ---------------
                                                                               547,649,706


Internet Software & Services--2.9%

                Google, Inc. (a)(e)                           204,400           58,458,400
                Yahoo!, Inc. (a)                            2,770,600           92,371,804
                                                                           ---------------
                                                                               150,830,204


Machinery--3.4%

                Caterpillar, Inc.                           1,150,700           63,852,343
                ITT Industries, Inc.                          550,700           60,092,384
                Pall Corp. (e)                              1,805,200           51,628,720
                                                                           ---------------
                                                                               175,573,447


Media--1.1%

                Walt Disney Co. (e)                         2,148,900           54,130,791


Oil, Gas & Consumable Fuels--6.0%

                Exxon Mobil Corp.                           4,148,300          248,483,170
                Sunoco, Inc.                                  806,000           58,596,200
                                                                           ---------------
                                                                               307,079,370


Pharmaceuticals--3.8%

                Johnson & Johnson                           2,791,500          176,953,185
                MGI Pharma, Inc. (a)                          643,800           17,356,848
                                                                           ---------------
                                                                               194,310,033


Software--4.9%

                Microsoft Corp.                             9,227,800          252,841,720


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005


Schedule of Investments (concluded)
                                                               Shares
Industry        Common Stocks                                    Held            Value
Specialty Retail--1.8%

                Staples, Inc.                               4,110,500      $    90,266,580


Textiles, Apparel & Luxury Goods--2.1%

                Coach, Inc. (a)                             1,804,100           59,878,079
                Nike, Inc. Class B                            630,400           49,744,864
                                                                           ---------------
                                                                               109,622,943


Trading Companies & Distributors--0.3%

                MSC Industrial Direct Co. Class A             409,300           14,325,500

                Total Common Stocks
                (Cost--$4,330,779,544)--97.4%                                5,019,339,125



   Beneficial
     Interest   Short-Term Securities                                            Value
$  55,457,553   Merrill Lynch Liquidity Series, LLC
                   Cash Sweep Series I (c)                                 $    55,457,553
  646,157,350   Merrill Lynch Liquidity Series, LLC
                   Money Market Series (c)(d)                                  646,157,350

                Total Short-Term Securities
                (Cost--$701,614,903)--13.6%                                    701,614,903

Total Investments
(Cost--$5,032,394,447*)--111.0%                                              5,720,954,028
Liabilities in Excess of Other Assets--(11.0%)                               (565,041,165)
                                                                           ---------------
Net Assets--100.0%                                                         $ 5,155,912,863
                                                                           ===============


  * The cost and unrealized appreciation (depreciation) of investments as of August 31,
    2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $  5,035,747,834
                                                   ================
    Gross unrealized appreciation                  $    789,467,278
    Gross unrealized depreciation                     (104,261,084)
                                                   ----------------
    Net unrealized appreciation                    $    685,206,194
                                                   ================


(a) Non-income producing security.

(b) Depositary Receipts.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of
    Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                                   Interest/
                                                    Net             Dividend
    Affiliate                                     Activity           Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                    $(135,848,318)      $3,543,993
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                     (447,329,850)      $  530,436
    Merrill Lynch Premier Institutional Fund              --      $      249


(d) Security was purchased with the cash proceeds from securities loans.

(e) Security, or portion of security, is on loan.

    For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
    This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets. These industry classifications are unaudited.

    See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005


Statement of Assets and Liabilities

As of August 31, 2005
Assets

         Investments in unaffiliated securities, at value (including securities loaned
         of $640,785,386) (identified cost--$4,330,779,544)                                                       $ 5,019,339,125
         Investments in affiliated securities, at value (identified cost--$701,614,903)                               701,614,903
         Cash                                                                                                              42,379
         Receivables:
             Securities sold                                                                   $    93,138,532
             Dividends                                                                               5,691,360
             Capital shares sold                                                                     4,559,695
             Interest from affiliates                                                                  349,855
             Securities lending                                                                         41,925        103,781,367
                                                                                               ---------------
         Prepaid expenses                                                                                                  93,744
                                                                                                                  ---------------
         Total assets                                                                                               5,824,871,518
                                                                                                                  ---------------

Liabilities

         Collateral on securities loaned, at value                                                                    646,157,350
         Payables:
             Capital shares redeemed                                                                14,802,165
             Other affiliates                                                                        2,872,890
             Investment adviser                                                                      2,255,538
             Distributor                                                                             2,189,586         22,120,179
                                                                                               ---------------
         Accrued expenses and other liabilities                                                                           681,126
                                                                                                                  ---------------
         Total liabilities                                                                                            668,958,655
                                                                                                                  ---------------

Net Assets

         Net assets                                                                                               $ 5,155,912,863
                                                                                                                  ===============

Net Assets Consist of

         Class A Shares of capital stock, $.10 par value, 300,000,000 shares authorized                           $     9,274,243
         Class B Shares of capital stock, $.10 par value, 500,000,000 shares authorized                                 7,338,426
         Class C Shares of capital stock, $.10 par value, 300,000,000 shares authorized                                 4,783,243
         Class I Shares of capital stock, $.10 par value, 300,000,000 shares authorized                                 8,277,359
         Class R Shares of capital stock, $.10 par value, 500,000,000 shares authorized                                   126,939
         Paid-in capital in excess of par                                                                           6,710,739,563
         Undistributed investment income--net                                                  $    24,939,367
         Accumulated realized capital losses--net                                              (2,298,125,858)
         Unrealized appreciation--net                                                              688,559,581
                                                                                               ---------------
         Total accumulated losses--net                                                                            (1,584,626,910)
                                                                                                                  ---------------
         Net Assets                                                                                               $ 5,155,912,863
                                                                                                                  ===============

Net Asset Value

         Class A--Based on net assets of $1,651,135,473 and 92,742,426 shares outstanding                         $         17.80
                                                                                                                  ===============
         Class B--Based on net assets of $1,193,441,725 and 73,384,259 shares outstanding                         $         16.26
                                                                                                                  ===============
         Class C--Based on net assets of $782,172,181 and 47,832,426 shares outstanding                           $         16.35
                                                                                                                  ===============
         Class I--Based on net assets of $1,508,097,903 and 82,773,592 shares outstanding                         $         18.22
                                                                                                                  ===============
         Class R--Based on net assets of $21,065,581 and 1,269,386 shares outstanding                             $         16.60
                                                                                                                  ===============

         See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005


Statement of Operations

For the Year Ended August 31, 2005
Investment Income

         Dividends (net of $485,936 foreign withholding tax)                                                      $    95,239,825
         Interest from affiliates                                                                                       3,543,993
         Securities lending--net                                                                                          530,685
                                                                                                                  ---------------
         Total income                                                                                                  99,314,503
                                                                                                                  ---------------

Expenses

         Investment advisory fees                                                              $    32,370,069
         Account maintenance and distribution fees--Class B                                         13,463,605
         Account maintenance and distribution fees--Class C                                          7,539,628
         Account maintenance fees--Class A                                                           4,159,976
         Transfer agent fees--Class I                                                                3,832,403
         Transfer agent fees--Class B                                                                3,525,613
         Transfer agent fees--Class A                                                                3,505,046
         Transfer agent fees--Class C                                                                2,030,727
         Professional fees                                                                           1,943,177
         Accounting services                                                                           839,369
         Printing and shareholder reports                                                              285,666
         Custodian fees                                                                                247,924
         Directors' fees and expenses                                                                  139,859
         Account maintenance and distribution fees--Class R                                             83,687
         Pricing fees                                                                                   47,572
         Transfer agent fees--Class R                                                                   38,386
         Other                                                                                          67,882
                                                                                               ---------------
         Total expenses                                                                                                74,120,589
                                                                                                                  ---------------
         Investment income--net                                                                                        25,193,914
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

         Realized gain (loss) on:
             Investments--net                                                                      287,367,529
             Foreign currency transactions--net                                                      (293,243)        287,074,286
                                                                                               ---------------
         Change in unrealized appreciation on investments--net                                                        485,339,356
                                                                                                                  ---------------
         Total realized and unrealized gain--net                                                                      772,413,642
                                                                                                                  ---------------
         Net Increase in Net Assets Resulting from Operations                                                     $   797,607,556
                                                                                                                  ===============

         See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005


Statements of Changes in Net Assets
                                                                                                       For the Year Ended
                                                                                                           August 31,
Increase (Decrease) in Net Assets:                                                                     2005             2004
Operations

         Investment income (loss)--net                                                         $    25,193,914    $  (35,832,052)
         Realized gain--net                                                                        287,074,286        541,118,775
         Change in unrealized appreciation--net                                                    485,339,356      (389,219,523)
                                                                                               ---------------    ---------------
         Net increase in net assets resulting from operations                                      797,607,556        116,067,200
                                                                                               ---------------    ---------------

Capital Share Transactions

         Net decrease in net assets derived from capital share transactions                      (774,793,559)      (106,236,353)
                                                                                               ---------------    ---------------

Net Assets

         Total increase in net assets                                                               22,813,997          9,830,847
         Beginning of year                                                                       5,133,098,866      5,123,268,019
                                                                                               ---------------    ---------------
         End of year*                                                                          $ 5,155,912,863    $ 5,133,098,866
                                                                                               ===============    ===============
             * Undistributed investment income (accumulated investment loss)--net              $    24,939,367    $       (6,253)
                                                                                               ===============    ===============

               See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005


Financial Highlights
                                                                                           Class A

The following per share data and ratios have been derived                       For the Year Ended August 31,
from information provided in the financial statements.           2005           2004         2003           2002         2001
Per Share Operating Performance

         Net asset value, beginning of year                   $     15.29   $     14.89   $     13.63   $     17.23   $     29.63
                                                              -----------   -----------   -----------   -----------   -----------
         Investment income (loss)--net**                              .12         (.06)         (.04)         (.05)           .03
         Realized and unrealized gain (loss)--net                    2.39           .46          1.30        (3.55)       (10.52)
                                                              -----------   -----------   -----------   -----------   -----------
         Total from investment operations                            2.51           .40          1.26        (3.60)       (10.49)
                                                              -----------   -----------   -----------   -----------   -----------
         Less distributions in excess of realized gain--net            --            --            --            --        (1.91)
                                                              -----------   -----------   -----------   -----------   -----------
         Net asset value, end of year                         $     17.80   $     15.29   $     14.89   $     13.63   $     17.23
                                                              ===========   ===========   ===========   ===========   ===========

Total Investment Return*

         Based on net asset value per share                        16.42%         2.69%         9.24%      (20.89%)      (36.88%)
                                                              ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

         Expenses                                                   1.16%         1.16%         1.18%         1.18%         1.04%
                                                              ===========   ===========   ===========   ===========   ===========
         Investment income (loss)--net                               .71%        (.38%)        (.29%)        (.33%)          .14%
                                                              ===========   ===========   ===========   ===========   ===========

Supplemental Data

         Net assets, end of year (in thousands)               $ 1,651,135   $ 1,587,995   $ 1,544,751   $ 1,384,765   $ 1,296,787
                                                              ===========   ===========   ===========   ===========   ===========
         Portfolio turnover                                        87.68%        78.23%       108.34%        92.35%       149.86%
                                                              ===========   ===========   ===========   ===========   ===========



                                                                                           Class B

                                                                                For the Year Ended August 31,
                                                                 2005           2004         2003           2002         2001
Per Share Operating Performance

         Net asset value, beginning of year                   $     14.07   $     13.81   $     12.74   $     16.24   $     28.06
                                                              -----------   -----------   -----------   -----------   -----------
         Investment loss--net**                                     (.01)         (.17)         (.13)         (.17)         (.13)
         Realized and unrealized gain (loss)--net                    2.20           .43          1.20        (3.33)        (9.95)
                                                              -----------   -----------   -----------   -----------   -----------
         Total from investment operations                            2.19           .26          1.07        (3.50)       (10.08)
                                                              -----------   -----------   -----------   -----------   -----------
         Less distributions in excess of realized gain--net            --            --            --            --        (1.74)
                                                              -----------   -----------   -----------   -----------   -----------
         Net asset value, end of year                         $     16.26   $     14.07   $     13.81   $     12.74   $     16.24
                                                              ===========   ===========   ===========   ===========   ===========

Total Investment Return*

         Based on net asset value per share                        15.57%         1.88%         8.40%      (21.55%)      (37.36%)
                                                              ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

         Expenses                                                   1.94%         1.93%         1.97%         1.96%         1.81%
                                                              ===========   ===========   ===========   ===========   ===========
         Investment loss--net                                      (.05%)       (1.16%)       (1.08%)       (1.10%)        (.62%)
                                                              ===========   ===========   ===========   ===========   ===========

Supplemental Data

         Net assets, end of year (in thousands)               $ 1,193,442   $ 1,445,258   $ 1,685,904   $ 1,802,731   $ 2,299,511
                                                              ===========   ===========   ===========   ===========   ===========
         Portfolio turnover                                        87.68%        78.23%       108.34%        92.35%       149.86%
                                                              ===========   ===========   ===========   ===========   ===========

           * Total investment returns exclude the effects of sales charges.

          ** Based on average shares outstanding.

             See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005


Financial Highlights (continued)
                                                                                           Class C

The following per share data and ratios have been derived                       For the Year Ended August 31,
from information provided in the financial statements.           2005           2004         2003           2002         2001
Per Share Operating Performance

         Net asset value, beginning of year                   $     14.15   $     13.89   $     12.82   $     16.34   $     28.26
                                                              -----------   -----------   -----------   -----------   -----------
         Investment loss--net**                                     (.01)         (.17)         (.14)         (.17)         (.13)
         Realized and unrealized gain (loss)--net                    2.21           .43          1.21        (3.35)       (10.01)
                                                              -----------   -----------   -----------   -----------   -----------
         Total from investment operations                            2.20           .26          1.07        (3.52)       (10.14)
                                                              -----------   -----------   -----------   -----------   -----------
         Less distributions in excess of realized gain--net            --            --            --            --        (1.78)
                                                              -----------   -----------   -----------   -----------   -----------
         Net asset value, end of year                         $     16.35   $     14.15   $     13.89   $     12.82   $     16.34
                                                              ===========   ===========   ===========   ===========   ===========

Total Investment Return*

         Based on net asset value per share                        15.55%         1.87%         8.35%      (21.54%)      (37.35%)
                                                              ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

         Expenses                                                   1.95%         1.94%         1.98%         1.97%         1.83%
                                                              ===========   ===========   ===========   ===========   ===========
         Investment loss--net                                      (.10%)       (1.17%)       (1.09%)       (1.11%)        (.66%)
                                                              ===========   ===========   ===========   ===========   ===========

Supplemental Data

         Net assets, end of year (in thousands)               $   782,172   $   692,924   $   608,176   $   596,871   $   616,400
                                                              ===========   ===========   ===========   ===========   ===========
         Portfolio turnover                                        87.68%        78.23%       108.34%        92.35%       149.86%
                                                              ===========   ===========   ===========   ===========   ===========



                                                                                           Class I

                                                                                For the Year Ended August 31,
                                                                 2005           2004         2003           2002         2001
Per Share Operating Performance

         Net asset value, beginning of year                   $     15.61   $     15.16   $     13.84   $     17.46   $     29.98
                                                              -----------   -----------   -----------   -----------   -----------
         Investment income (loss)--net**                              .17         (.02)         (.01)         (.02)           .08
         Realized and unrealized gain (loss)--net                    2.44           .47          1.33        (3.60)       (10.64)
                                                              -----------   -----------   -----------   -----------   -----------
         Total from investment operations                            2.61           .45          1.32        (3.62)       (10.56)
                                                              -----------   -----------   -----------   -----------   -----------
         Less distributions in excess of realized gain--net            --            --            --            --        (1.96)
                                                              -----------   -----------   -----------   -----------   -----------
         Net asset value, end of year                         $     18.22   $     15.61   $     15.16   $     13.84   $     17.46
                                                              ===========   ===========   ===========   ===========   ===========

Total Investment Return*

         Based on net asset value per share                        16.72%         2.97%         9.54%      (20.73%)      (36.71%)
                                                              ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

         Expenses                                                    .91%          .91%          .93%          .94%          .80%
                                                              ===========   ===========   ===========   ===========   ===========
         Investment income (loss)--net                               .96%        (.13%)        (.04%)        (.09%)          .35%
                                                              ===========   ===========   ===========   ===========   ===========

Supplemental Data

         Net assets, end of year (in thousands)               $ 1,508,098   $ 1,396,668   $ 1,284,423   $ 1,170,884   $   950,922
                                                              ===========   ===========   ===========   ===========   ===========
         Portfolio turnover                                        87.68%        78.23%       108.34%        92.35%       149.86%
                                                              ===========   ===========   ===========   ===========   ===========

           * Total investment returns exclude the effects of sales charges.

          ** Based on average shares outstanding.

             See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005


Financial Highlights (concluded)
                                                                                                        Class R

                                                                                                                  For the Period
                                                                                                                    January 3,
                                                                                            For the Year Ended      2003++ to
The following per share data and ratios have been derived                                       August 31,          August 31,
from information provided in the financial statements.                                     2005           2004         2003
Per Share Operating Performance

         Net asset value, beginning of period                                          $      14.28   $      13.95   $      12.13
                                                                                       ------------   ------------   ------------
         Investment income (loss)--net***                                                       .06          (.09)          (.02)
         Realized and unrealized gain--net                                                     2.26            .42           1.84
                                                                                       ------------   ------------   ------------
         Total from investment operations                                                      2.32            .33           1.82
                                                                                       ------------   ------------   ------------
         Net asset value, end of period                                                $      16.60   $      14.28   $      13.95
                                                                                       ============   ============   ============

Total Investment Return**

         Based on net asset value per share                                                  16.25%          2.37%      15.00%+++
                                                                                       ============   ============   ============

Ratios to Average Net Assets

         Expenses                                                                             1.41%          1.41%         1.42%*
                                                                                       ============   ============   ============
         Investment income (loss)--net                                                         .39%         (.60%)        (.53%)*
                                                                                       ============   ============   ============

Supplemental Data

         Net assets, end of period (in thousands)                                      $     21,066   $     10,254   $         14
                                                                                       ============   ============   ============
         Portfolio turnover                                                                  87.68%         78.23%        108.34%
                                                                                       ============   ============   ============

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Fundamental Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on material changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005



Notes to Financial Statements (continued)


(i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $293,243 has been reclassified between undistributed net investment income and accumulated net realized capital losses and $44,949 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to foreign currency transactions and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund not exceeding $1 billion, .625% of average net assets of the Fund in excess of $1 billion but not exceeding $1.5 billion, .60% of net assets in excess of $1.5 billion but not exceeding $5 billion, .575% of net assets in excess of $5 billion but not exceeding $7.5 billion and .55% of net assets in excess of $7.5 billion. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                      Account
                                  Maintenance          Distribution
                                          Fee                   Fee

Class A                                  .25%                    --
Class B                                  .25%                  .75%
Class C                                  .25%                  .75%
Class R                                  .25%                  .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended August 31, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                         FAMD                MLPF&S

Class A                               $52,793              $674,327
Class I                               $   510              $  6,538


For the year ended August 31, 2005, MLPF&S received contingent deferred sales charges of $1,108,100 and $99,290 relating to transactions in Class B and Class C Shares, respectively.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005



Notes to Financial Statements (continued)


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of August 31, 2005, the Fund lent securities with a value of $49,105,569 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended August 31, 2005, MLIM, LLC received $226,581 in securities lending agent fees.

In addition, MLPF&S received $959,635 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2005.

For the year ended August 31, 2005, the Fund reimbursed MLIM $120,043 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, MLAM U.K., FAMD, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2005 were $4,516,729,490 and $5,211,579,439, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $774,793,559 and $106,236,353 for the years ended August 31, 2005 and August 31, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                    Dollar
Ended August 31, 2005                     Shares               Amount

Shares sold                           16,184,766    $     271,957,651
Automatic conversion of shares         7,528,380          127,252,940
                                 ---------------    -----------------
Total issued                          23,713,146          399,210,591
Shares redeemed                     (34,848,778)        (588,888,158)
                                 ---------------    -----------------
Net decrease                        (11,135,632)    $   (189,677,567)
                                 ===============    =================


Class A Shares for the Year                                    Dollar
Ended August 31, 2004                     Shares               Amount

Shares sold                           17,766,615    $     284,562,848
Shares issued resulting from
   reorganization                        303,903            5,126,703
Automatic conversion of shares         8,127,236          130,283,733
                                 ---------------    -----------------
Total issued                          26,197,754          419,973,284
Shares redeemed                     (26,077,331)        (417,131,861)
                                 ---------------    -----------------
Net increase                             120,423    $       2,841,423
                                 ===============    =================


Class B Shares for the Year                                    Dollar
Ended August 31, 2005                     Shares               Amount

Shares sold                           11,204,965    $     172,917,581
                                 ---------------    -----------------
Automatic conversion of shares       (8,207,396)        (127,252,940)
Shares redeemed                     (32,306,774)        (499,319,170)
                                 ---------------    -----------------
Total redeemed                      (40,514,170)        (626,572,110)
                                 ---------------    -----------------
Net decrease                        (29,309,205)    $   (453,654,529)
                                 ===============    =================


Class B Shares for the Year                                    Dollar
Ended August 31, 2004                     Shares               Amount

Shares sold                           16,590,641    $     244,662,832
Shares issued resulting from
   reorganization                      3,740,939           58,381,960
                                 ---------------    -----------------
Total issued                          20,331,580          303,044,792
                                 ---------------    -----------------
Automatic conversion of shares       (8,792,896)        (130,283,733)
Shares redeemed                     (30,886,156)        (455,863,255)
                                 ---------------    -----------------
Total redeemed                      (39,679,052)        (586,146,988)
                                 ---------------    -----------------
Net decrease                        (19,347,472)    $   (283,102,196)
                                 ===============    =================


Class C Shares for the Year                                    Dollar
Ended August 31, 2005                     Shares               Amount

Shares sold                           14,049,842    $     217,937,491
Shares redeemed                     (15,180,014)        (235,799,878)
                                 ---------------    -----------------
Net decrease                         (1,130,172)    $    (17,862,387)
                                 ===============    =================


Class C Shares for the Year                                    Dollar
Ended August 31, 2004                     Shares               Amount

Shares sold                           13,724,469    $     204,267,701
Shares issued resulting from
   reorganization                      2,519,070           39,535,287
                                 ---------------    -----------------
Total issued                          16,243,539          243,802,988
Shares redeemed                     (11,057,204)        (163,910,711)
                                 ---------------    -----------------
Net increase                           5,186,335    $      79,892,277
                                 ===============    =================


Class I Shares for the Year                                    Dollar
Ended August 31, 2005                     Shares               Amount

Shares sold                           21,213,921    $     359,847,700
Shares redeemed                     (27,940,399)        (482,078,390)
                                 ---------------    -----------------
Net decrease                         (6,726,478)    $   (122,230,690)
                                 ===============    =================



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005



Notes to Financial Statements (concluded)


Class I Shares for the Year                                    Dollar
Ended August 31, 2004                     Shares               Amount

Shares sold                           24,896,870    $     410,881,363
Shares issued resulting from
   reorganization                        147,273            2,532,155
                                 ---------------    -----------------
Total issued                          25,044,143          413,413,518
Shares redeemed                     (20,270,196)        (330,110,284)
                                 ---------------    -----------------
Net increase                           4,773,947    $      83,303,234
                                 ===============    =================


Class R Shares for the Year                                    Dollar
Ended August 31, 2005                     Shares               Amount

Shares sold                              953,895    $      15,021,287
Shares redeemed                        (402,314)          (6,389,673)
                                 ---------------    -----------------
Net increase                             551,581    $       8,631,614
                                 ===============    =================


Class R Shares for the Year                                    Dollar
Ended August 31, 2004                     Shares               Amount

Shares sold                              872,209    $      13,191,530
Shares redeemed                        (155,422)          (2,362,621)
                                 ---------------    -----------------
Net increase                             716,787    $      10,828,909
                                 ===============    =================


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended August 31, 2005.


6. Distributions to Shareholders:
As of August 31, 2005, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                  $      24,939,367
Undistributed long-term capital gains--net                         --
                                                    -----------------
Total undistributed earnings--net                          24,939,367
Capital loss carryforward                            (2,294,772,471)*
Unrealized gains--net                                   685,206,194**
                                                    -----------------
Total accumulated losses--net                       $ (1,584,626,910)
                                                    =================

 * On August 31, 2005, the Fund had a net capital loss carryforward of $2,294,772,471, of which $19,341,544 expires in 2009,
   $906,975,250 expires in 2010, $1,300,237,466 expires in 2011 and $68,218,211 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Fundamental Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Fundamental Growth Fund, Inc., including the schedule of investments, as of August 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Fundamental Growth Fund, Inc. at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.


(Ernst & Young LLP)
Philadelphia, Pennsylvania
October 17, 2005



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005


Officers and Directors

                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                        Position(s)  Length of                                                   Fund Complex   Directorships
                        Held with    Time                                                        Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years        Director       Director
Interested Director

Robert C. Doll, Jr.*    President    2005 to  President of the MLIM/FAM-advised funds since      130 Funds      None
P.O. Box 9011           and          present  2005; President of MLIM and FAM since 2001;        175 Portfolios
Princeton,              Director              Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                 to 2001 and Senior Vice President from 1999
Age: 51                                       to 2001; President and Director of Princeton
                                              Services, Inc. ("Princeton Services") since
                                              2001; President of Princeton Administrators,
                                              L.P. ("Princeton Administrators") since 2001;
                                              Chief Investment Officer of Oppenheimer Funds,
                                              Inc. in 1999 and Executive Vice President
                                              thereof from 1991 to 1999.


* Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton
 Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.



Independent Directors*
James H. Bodurtha**     Director     2002 to  Director, The China Business Group, Inc. since     39 Funds       None
P.O. Box 9095                        present  1996 and Executive Vice President thereof from     59 Portfolios
Princeton,                                    1996 to 2003; Chairman of the Board, Berkshire
NJ 08543-9095                                 Holding Corporation since 1980; Partner, Squire,
Age: 61                                       Sanders & Dempsey from 1980 to 1993.


Kenneth A. Froot        Director     2005 to  Professor, Harvard University since 1992;          39 Funds       None
P.O. Box 9095                        present  Professor, Massachusetts Institute of Technology   59 Portfolios
Princeton,                                    from 1986 to 1992.
NJ 08543-9095
Age: 48


Joe Grills**            Director     1994 to  Member of the Committee of Investment of           39 Funds       Kimco Realty
P.O. Box 9095                        present  Employee Benefit Assets of the Association         59 Portfolios  Corporation
Princeton,                                    of Financial Professionals ("CIEBA") since
NJ 08543-9095                                 1986; Member of CIEBA's Executive Committee
Age: 70                                       since 1988 and its Chairman from 1991 to 1992;
                                              Assistant Treasurer of International Business
                                              Machines Corporation ("IBM") and Chief
                                              Investment Officer of IBM Retirement Funds
                                              from 1986 to 1993; Member of the Investment
                                              Advisory Committee of the State of New York
                                              Common Retirement Fund since 1989; Member
                                              of the Investment Advisory Committee of the
                                              Howard Hughes Medical Institute from 1997 to
                                              2000; Director, Duke University Management
                                              Company from 1992 to 2004, Vice Chairman
                                              thereof from 1998 to 2004, and Director Emeritus
                                              thereof since 2004; Director, LaSalle Street Fund
                                              from 1995 to 2001; Director, Kimco Realty
                                              Corporation since 1997; Member of the Investment
                                              Advisory Committee of the Virginia Retirement
                                              System since 1998, Vice Chairman thereof from
                                              2002 to 2005, and Chairman thereof since 2005;
                                              Director, Montpelier Foundation since 1998 and
                                              its Vice Chairman since 2000; Member of the
                                              Investment Committee of the Woodberry Forest
                                              School since 2000; Member of the Investment
                                              Committee of the National Trust for Historic
                                              Preservation since 2000.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005


Officers and Directors (continued)
                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                        Position(s)  Length of                                                   Fund Complex   Directorships
                        Held with    Time                                                        Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years        Director       Director
Independent Directors* (concluded)


Herbert I. London       Director     2002 to  John M. Olin Professor of Humanities, New          39 Funds       None
P.O. Box 9095                        present  York University since 1993 and Professor thereof   59 Portfolios
Princeton,                                    since 1980; President, Hudson Institute since
NJ 08543-9095                                 1997 and Trustee thereof since 1980; Dean,
Age: 66                                       Gallatin Division of New York University from
                                              1976 to 1993; Distinguished Fellow, Herman
                                              Kahn Chair, Hudson Institute from 1984 to 1985;
                                              Director, Damon Corp. from 1991 to 1995;
                                              Overseer, Center for Naval Analyses from 1983
                                              to 1993.


Roberta Cooper Ramo     Director     2002 to  Shareholder, Modrall, Sperling, Roehl, Harris &    39 Funds       None
P.O. Box 9095                        present  Sisk, P.A. since 1993; President, American Bar     59 Portfolios
Princeton,                                    Association from 1995 to 1996 and Member of
NJ 08543-9095                                 the Board of Governors thereof from 1994 to
Age: 63                                       1997; Shareholder, Poole, Kelly & Ramo, Attorneys
                                              at Law, P.C. from 1977 to 1993; Director of ECMC
                                              Group (service provider to students, schools and
                                              lenders) since 2001; Director, United New Mexico
                                              Bank (now Wells Fargo) from 1983 to 1988;
                                              Director, First National Bank of New Mexico (now
                                              Wells Fargo) from 1975 to 1976; Vice President,
                                              American Law Institute since 2004.


Robert S. Salomon, Jr.  Director     1996 to  Principal of STI Management (investment adviser)   39 Funds       None
P.O. Box 9095                        present  since 1994; Chairman and CEO of Salomon            59 Portfolios
Princeton,                                    Brothers Asset Management Inc. from 1992 to
NJ 08543-9095                                 1995; Chairman of Salomon Brothers Equity
Age: 68                                       Mutual Funds from 1992 to 1995; regular
                                              columnist with Forbes Magazine from 1992 to
                                              2002; Director of Stock Research and U.S. Equity
                                              Strategist at Salomon Brothers Inc. from 1975 to
                                              1991; Trustee, Commonfund from 1980 to 2001.


Stephen B. Swensrud     Director     1992 to  Chairman of Fernwood Advisors, Inc. (investment    40 Funds       None
P.O. Box 9095                        present  adviser) since 1996; Principal, Fernwood           60 Portfolios
Princeton,                                    Associates (financial consultants) since 1975;
NJ 08543-9095                                 Chairman of R.P.P. Corporation (manufacturing
Age: 72                                       company) since 1978; Director of International
                                              Mobile Communications, Inc. (telecommunications)
                                              since 1998.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Co-Chairman of the Board and the Audit Committee.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
NJ 08543-9011           Treasurer    1999 to  President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIMfrom
Age: 45                              present  1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Lawrence R. Fuller      Vice         1992 to  Managing Director (Equities) of MLIM since 2000; Director of MLIM from 1997
P.O. Box 9011           President    present  to 2000.
Princeton,
NJ 08543-9011
Age: 64


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present  and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer               Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director
Age: 54                                       and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief
                                              Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                    and Princeton Services since 2004.
NJ 08543-9011
Age: 45


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
JPMorgan Chase Bank, N.A.
3 Chase MetroTech Center
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.                     AUGUST 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
          (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre F. Perold (resigned as of October 1, 2004),
          (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 -  Principal Accountant Fees and Services

          (a) Audit Fees -         Fiscal Year Ending August 31, 2005 - $43,000
                                   Fiscal Year Ending August 31, 2004 - $41,000

          (b) Audit-Related Fees - Fiscal Year Ending August 31, 2005 - $0
                                   Fiscal Year Ending August 31, 2004 - $0

          (c) Tax Fees -           Fiscal Year Ending August 31, 2005 - $5,700
                                   Fiscal Year Ending August 31, 2004 - $5,200

          The nature of the services include tax compliance, tax advice and tax planning.

          (d) All Other Fees -     Fiscal Year Ending August 31, 2005 - $0
                                   Fiscal Year Ending August 31, 2004 - $0

          (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

          (e)(2)  0%

          (f) Not Applicable

          (g) Fiscal Year Ending August 31, 2005 - $5,700
              Fiscal Year Ending August 31, 2004 - $5,200

          (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

          Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Fundamental Growth Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Fundamental Growth Fund, Inc.


Date: October 19, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Fundamental Growth Fund, Inc.


Date: October 19, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Fundamental Growth Fund, Inc.


Date: October 19, 2005